Salomon Funds Trust

On Behalf of

Salomon Brothers Mid Cap Fund

SUPPLEMENT DATED APRIL 26, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Salomon Brothers Mid Cap Fund, a series of Salomon Funds Trust. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Effective April 18, 2005, Kevin Caliendo became responsible for the day to day management of the fund.

Kevin Caliendo, a director of Citigroup Global Markets Inc., has been a portfolio manager with SaBAM since 2002. Prior to joining SaBAM, he was a healthcare equity analyst and convertible bond fund portfolio manager for SAC Capital Advisors, LLC from 2001 to 2002. From 1998 to 2001, Mr. Caliendo was a convertible bond analyst in the healthcare sector for Wachovia Securities.

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